UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2020

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Minnesota	000-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	MTSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2020, MTS Systems Corporation, a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amphenol Corporation, a Delaware corporation (“Parent”), and Moon Merger Sub Corporation, a Minnesota corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

Merger

On the terms, and subject to the conditions, of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Merger Consideration

As a result of the Merger, each share of the Company’s common stock (“Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares held by (i) the Company, Parent, Merger Sub or any of their respective subsidiaries and (ii) shareholders of the Company who have properly exercised their dissenters’ rights under Minnesota law) will be converted at the Effective Time into the right to receive $58.50 in cash, without interest (the “Merger Consideration”).

Closing Conditions

Consummation of the Merger is subject to certain closing conditions, including, without limitation, (i) approval of the Merger by the Company’s shareholders (the “Company Shareholder Approval”), (ii) expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) receipt of any consents or approvals under the competition, antitrust, merger control or foreign investment laws of certain other jurisdictions.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub. From the date of the Merger Agreement until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, the Company is required to, and to cause each of its subsidiaries to, use commercially reasonable efforts to conduct its business and operations in all material respects in the ordinary course of business, subject to certain exceptions.

Treatment of Company Options, RSU Awards, Stock Purchase Plan and Equity Plans

Immediately prior to the Effective Time, and contingent upon the Merger, each outstanding option to purchase shares granted under a stock plan of the Company (other than any option granted under the Company’s stock purchase plan) (the “Company Options”) shall be fully vested and cancelled in exchange for an amount in cash equal to the product of (i) the total number of shares of Company Common Stock subject to such cancelled Company Option multiplied by (ii) the excess, if any, of (a) the Merger Consideration over (b) the exercise price per share of Company Common Stock subject to such cancelled Company Option, without interest. Any Company Option with respect to which the exercise price per share subject thereto is equal or greater than the Merger Consideration shall be cancelled in exchange for no consideration and any payments may be reduced by the amount of required tax withholdings.

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Immediately prior to the Effective Time, and contingent upon the Merger, each outstanding restricted stock unit award (including, for the avoidance of doubt, each such restricted stock unit that is subject to a deferral election) granted under a stock plan of the Company (the “Company RSU Awards”) will be fully vested (each Company RSU Award that is subject to performance-based vesting conditions shall be deemed to be vested at the greater of (i) actual performance determined as of immediately prior to the Effective Time and (ii) target level) and will be cancelled as of the Effective Time in exchange for an amount in cash equal to the product obtained by multiplying (x) the aggregate number of vested restricted stock units subject to such Company RSU Award by (y) the Merger Consideration, without interest. Any payments may be reduced by the amount of required tax withholdings. As of the Effective Time, the stock plans of the Company will be terminated, and no further rights with respect to shares of Company Common Stock or any other awards will be granted thereunder.

No further Phases (as defined in the Company’s stock purchase plan) will commence pursuant to the Company’s stock purchase plan after the date of the Merger Agreement and any money withheld from a participant’s pay pursuant to the plan that has not been used to purchase shares at the end of the final Phase shall be returned to the applicable participant. Immediately prior to and effective as of the Effective Time, the Company will terminate the plan (unless the plan has terminated earlier pursuant to its terms).

On the Closing Date or as soon as practicable thereafter, the Company shall pay all deferred compensation under the deferred compensation plans of the Company (reduced by the amount of required tax withholdings) in accordance with the terms of the applicable plan.

Non-Solicitation; Change of Company Recommendation

From the date of the Merger Agreement until the earlier of the Effective Time of the Merger or termination of the Merger Agreement in accordance with its terms, the Company will be subject to customary “no-solicitation” restrictions requiring, among other things, that it to immediately cease any activities with respect to, and not to initiate, solicit, enter into, engage in, knowingly encourage, continue or otherwise participate in any discussions or negotiations with any person with respect to any Competing Proposal (as defined in the Merger Agreement) made by such person or any inquiry, proposal or offer from such person that constitutes, or would reasonably be expected to lead to, a Competing Proposal.

Notwithstanding the foregoing, prior to the Company obtaining the Company Shareholder Approval, the Board may change its recommendation to the Company’s shareholders regarding the Merger, (i) in order to terminate the Merger Agreement and enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) with respect to a bona fide, written Competing Proposal that did not result from a breach of the “no-solicitation” restrictions if the Board determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such Competing Proposal constitutes a Superior Proposal (as defined in the Merger Agreement) and that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, or (ii) in response to an Intervening Event (as defined in the Merger Agreement), in each case of (i) and (ii) only if certain conditions and obligations are satisfied with respect thereto.

Financing

The Merger will be financed through a combination of borrowings under Parent’s existing credit and commercial paper facilities as well as cash on hand, and is not subject to a financing condition.

Termination

The Merger Agreement also provides for certain termination rights for both the Company and Parent, including the right of the Company to terminate the Merger Agreement prior to receipt of Company Shareholder Approval to accept a Superior Proposal, subject to certain conditions and obligations including the payment of the Company Termination Fee. In addition, and subject to certain limitations, the Merger Agreement can be terminated by either Parent or the Company if (i) the Merger is not consummated on or before September 8, 2021 (the “End Date”), which will automatically be extended for up to two increments of three months each if the only remaining closing conditions relate to an injunction or specified antitrust or foreign investment laws, (ii) any applicable governmental authority issues a final and non-appealable order permanently restraining or otherwise prohibiting the Merger, or (iii) the Company Shareholder Approval is not obtained following a vote of the shareholders of the Company taken thereon. Upon termination of the Merger Agreement under certain circumstances, the Company would be obligated to pay Parent a termination fee of $34,583,190.23 (the “Company Termination Fee”).

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The foregoing description of the Merger Agreement, Merger and other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Other Matters

The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other and may apply contractual standards of materiality that are different from materiality under applicable securities laws. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that the Company delivered to Parent in connection with signing the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement, are modified in important part by the underlying disclosure schedules and qualified as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2020, the Board adopted and approved, effective immediately, an amendment and restatement of the Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”) to (i) provide that derivative actions, actions for breach of fiduciary duties, claims against the Company’s officers, directors, employees or agents and intra-corporate disputes involving the Company are litigated exclusively in the state courts of Minnesota or the federal courts located in Minnesota, and that actions arising under the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, and the rules and regulations thereunder are litigated exclusively in the U.S. federal district courts; (ii) provide that the Board may reschedule or cancel a shareholder meeting for any reason; and (iii) clarify the powers of the Board and the chairman of a shareholder meeting to regulate conduct at such meeting.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among the Company, Parent and Merger Sub*

3.1	Amended & Restated Bylaws of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted document to the SEC upon request.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Merger Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at investor.mts.com or by contacting the Company’s Investor Relations Department at IRRequests@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Merger Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at investor.mts.com. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date:	December 9, 2020	By:	/s/ BRIAN T. ROSS
Brian T. Ross
Executive Vice President and Chief Financial Officer

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